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                                                                    EXHIBIT 99.1


          INPUT/OUTPUT ANNOUNCES NON-CASH BALANCE SHEET RESTATEMENT OF
                           SALE/LEASEBACK TRANSACTION

             BALANCE SHEET RESTATEMENT TO HAVE NO IMPACT ON EARNINGS

         HOUSTON, April 1, 2002 -- Input/Output, Inc. (NYSE: IO) today announced a non-cash balance sheet restatement associated with the previously-reported sale/leaseback of its Stafford facilities completed in August 2001. I/O will record the lease as a financing transaction rather than as a sale/leaseback as previously reported in I/O's Form 10-Q for the quarter ended September 30, 2001. The restatement of the sale/leaseback transaction will have no effect on I/O's previously reported earnings for the third quarter of 2001 nor I/O's results of operations over the life of the lease. The restatement will result in I/O increasing both assets and liabilities by $17.0 million by reporting its leased Stafford facilities as an asset classified as property, plant and equipment and by reporting the discounted present value of its future lease payments as a long-term obligation. Obligations relating to the sale/leaseback transaction were disclosed in the third quarter report on Form 10Q, to which a copy of the lease was filed as an exhibit. The restatement also has no impact on the future obligations under the lease, which were previously disclosed. The Company will amend its quarterly report previously filed with the SEC as soon as practicable.

         "We are disappointed that this restatement has been required at such a late point in time." stated Timothy J. Probert, I/O's Chief Executive Officer. "We wish to stress that the restatement does not impact our cash position or liquidity, nor does it change our results from operations or our future obligations pursuant to the lease. The long-term fundamentals of our business operations and business plan remain unchanged and positive."

         Input/Output, Inc. is an industry leader in seismic acquisition technology for land, marine, transition zone exploration, production and reservoir monitoring. The Company specializes in technology that creates value for the energy industry in the areas of 2D, 3D, 4D and multi-component seismic data. Additional information on Input/Output, Inc. is available on the Internet at www.i-o.com or contact us at ir@i-o.com.

         This press release contains various forward looking statements and information with respect to future results of operations, future business and operations and certain other matters. These statements are based on management's belief as well as assumptions made by and information currently available to management. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, the risks discussed in the Company's reports filed under the Securities Exchange Act of 1934. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.


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                       INPUT/OUTPUT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                            AS REPORTED AND RESTATED
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                       RESTATED               REPORTED
                                                                     SEPTEMBER 30,          SEPTEMBER 30,
                                                                         2001                   2001
                                                                      (UNAUDITED)            (UNAUDITED)
                                                                     -------------          -------------
                         ASSETS
CURRENT ASSETS:
   Cash and cash equivalents......................................     $  96,060              $  96,060
   Restricted cash................................................           249                    249
   Accounts receivable, net.......................................        57,864                 57,864
   Current portion notes receivable, net..........................         2,628                  2,628
   Inventories....................................................        76,066                 76,066
   Deferred income tax asset......................................        12,785                 12,785
   Prepaid expenses...............................................         2,011                  2,011
                                                                       ---------              ---------
           Total current assets...................................       247,663                247,663
Long-term notes receivable........................................         5,895                  5,895
Deferred income tax asset.........................................        42,440                 42,440
Property, plant and equipment, net................................        42,522                 27,275
Goodwill, net.....................................................        46,132                 46,132
Other assets, net.................................................         7,661                  5,893
                                                                       ---------              ---------
           Total assets...........................................     $ 392,313              $ 375,298
                                                                       =========              =========

               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current maturities of long-term debt...........................     $   2,565              $   1,750
   Accounts payable...............................................        14,418                 14,418
   Accrued expenses...............................................        20,088                 20,136
                                                                       ---------              ---------
           Total current liabilities..............................        37,071                 36,304
Long-term debt, net of current maturities.........................        20,402                    500
Other long-term liabilities.......................................           680                  4,334

Stockholders' equity:
   Cumulative convertible preferred stock, $0.01 par
     value; authorized 5,000,000 shares; issued and
     outstanding 55,000 shares at the end of both
     periods (liquidation value of $55 million)...................             1                      1
   Common stock, $0.01 par value; authorized 100,000,000 shares;
     outstanding 51,322,067 shares and 50,936,420 shares,
      respectively ...............................................           516                    516
   Additional paid-in capital.....................................       358,802                358,802
   Accumulated deficit............................................       (16,354)               (16,354)
   Accumulated other comprehensive loss...........................        (5,928)                (5,928)
   Treasury stock, at cost, 281,398 shares and 243,500
     shares, respectively.........................................        (2,162)                (2,162)
   Unamortized restricted stock compensation......................          (715)                  (715)
                                                                       ---------              ---------
      Total stockholders' equity..................................       334,160                334,160
                                                                       ---------              ---------
           Total liabilities and stockholders' equity.............     $ 392,313              $ 375,298
                                                                       =========              =========

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